John Hancock Trust
Supplement dated July 15, 2009
to the Prospectus dated May 1, 2009
Fund Descriptions: Investment Objectives and Strategies, Risks and Performance
Money Market Trust
The following disclosure is added under “Money Market Trust”:
     The Money Market Trust intends to maintain, to the extent practicable, a constant per share NAV of $10.00. The fund expects to declare and pay dividends on a daily basis on each class so long as the income attributable to that class exceeds the expenses attributable to that class on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “General Information — Dividends” below. For a description of the allocation of expenses among fund share classes, see “Multiclass Pricing; Rule 12b-1 Plans” in the prospectus.
     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment in the Money Market Trust at $10.00 per share, it is possible to lose money by investing in the fund. There is no assurance that the Money Market Trust will be able to maintain a constant per share NAV of $10.00.
Money Market Trust B
The following disclosure is added under “Money Market Trust B”:
     The Money Market Trust B intends to maintain, to the extent practicable, a constant per share NAV of $1.00. The fund expects to declare and pay dividends on a daily basis on each class so long as the income attributable to that class exceeds the expenses attributable to that class on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day and will resume paying dividends only when, on a future date, the accumulated net investment income of the class is positive. The fund has adopted this policy because, in the current investment environment, it may find that on any given day or on a number of consecutive days, its investment returns may be less than the expenses attributable to a class. For a more complete description of this policy, which can result in the fund not paying dividends on one or more classes for one or more periods that may be as short as a day or quite lengthy, see “General Information — Dividends” below. For a description of the allocation of expenses among fund share classes, see “Multiclass Pricing; Rule 12b-1 Plans” in the prospectus.

     An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment in the Money Market Trust B at $1.00 per share, it is possible to lose money by investing in the fund. There is no assurance that the Money Market Trust B will be able to maintain a constant per share NAV of $1.00.
General Information
The disclosure under “Dividends” is amended and restated as follows:
Dividends
     JHT intends to declare as dividends substantially all of the net investment income, if any, of each fund. Dividends from the net investment income and the net capital gain, if any, for each fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that fund or paid in cash.
     The Money Market Trust B and Money Market Trust seek to maintain constant per share NAV of $1.00 and $10.00, respectively. Dividends from net investment income and net capital gain, if any, for each of these funds will be declared and reinvested, or paid in cash, as to a class daily so long as class income exceeds class expenses on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day. The fund will resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class. When a fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment. As a result of this policy, a fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative. In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

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